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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 2006

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                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

           GEORGIA                        000-28000            58-2213805
-------------------------------- --------------------------- -------------------
(State or Other Jurisdiction      (Commission File Number)    (IRS Employer
      of Incorporation)                                      Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The contents of Item 5.03 below are incorporated by reference herein.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

     On July 19, 2006, PRG-Schultz International, Inc. (the "Company") filed Articles of Correction with the Georgia Secretary of State to correct certain scrivener's errors contained in the Articles of Amendment filed March 15, 2006, which set forth the terms of the Company's Series A and Series B preferred stock. The Articles of Correction, which are effective as of March 15, 2006, correct the following errors:

          1. Section 4.7(a)(1) of said Articles of Amendment was corrected by striking the phrase "and certain other securities of the Corporation," and by striking the word "certain" where it appeared between "by" and "affiliates," resulting in the following definition of "New Conversion Rights Date":

          "For purposes hereof, 'New Conversion Rights Date' means the first date on which each of the following has occurred: (1) a registration statement registering the resale of the Notes, Series A Preferred Stock, Series B Preferred Stock, and shares of common stock issued upon the conversion of the Series A Preferred Stock and Series B Preferred Stock by affiliates of the Corporation becomes effective; and (2) a majority of the shareholders of the Corporation holding common stock have approved an increase in the amount of authorized shares of the common stock sufficient to implement fully the common stock conversion rights of the Senior Convertible Notes, the Series A Preferred Stock, the Series B Preferred Stock and the distribution of common stock under the MIP."

          2. Section 5.1(a) of said Articles of Amendment was corrected by striking the phrase "$120.00 per share" following the phrase "with a liquidation preference of," and replacing it with the phrase "$480 per share," resulting in the following designation of the Company's senior series B convertible participating preferred stock:

               "(a) The shares of the series shall be designated as 10.0% Senior Series B Convertible Participating Preferred Stock (the "Series B Preferred Stock"), no par value, with a liquidation preference of $480.00 per share as of the date of issue. The authorized number of shares constituting such series shall be 125,000."

     A copy of the Company's articles of incorporation as corrected and restated solely for the purposes of SEC reporting is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.1 PRG-Schultz International, Inc. Restated Articles of Incorporation, as amended and corrected through July 19, 2006 (restated solely for the purposes of filing with the Securities and Exchange Commission)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRG-SCHULTZ INTERNATIONAL, INC.



Date:  July 25, 2006                   By:  /s/ Victor A. Allums
                                           -------------------------------------
                                           Victor A. Allums
                                           Senior Vice President, Secretary and
                                           General Counsel





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